Baird Business Solutions Conference February 2005 TALX Corporation A Leader in Payroll/HR Outsourcing

Safe Harbor Statement Statements expressing the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, anticipated revenue and earnings in the fourth quarter and full year of fiscal 2005, favorable operating trends and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the company's Form 10-Q for the quarterly period ended December 31, 2004 under the caption "Risk Factors", and those described in other documents and reports we file from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third-party providers to do so; (2) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as residential mortgage activity and employment trends; (3) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (4) risks associated with our ability to prevent breaches of confidentiality as we perform large-scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks associated with changes in economic conditions or unemployment compensation laws; (7) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (8) risks associated with future challenges regarding applicability of the Fair Credit Reporting Act or any new privacy legislation or interpretation of existing laws; (9) risks relating to the applicability of the SUTA Dumping Prevention Act of 2004 to our tax planning services; and (10) the risk of interruption of our computer network and telephone operations, including potential slowdown or loss of business as potential clients review our operations. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward- looking statements, even though our situation may change.

A Leader in Payroll/HR Outsourcing TALX is a leading Business Process Outsourcer (BPO) bringing clients significant savings by replacing manual, paper-based Payroll/HR methods with electronic-based outsourced services. Business Model Standard services and processes Contractual and transaction-driven revenues Recurring and predictable revenue stream TALX Clients 2/3 of the Fortune 500 7,000 in total

Clients of TALX Services (Partial Client Listing) (Partial Client Listing) (Partial Client Listing) (Partial Client Listing) (Partial Client Listing) (Partial Client Listing) (Partial Client Listing)

Client Advisory Board Member Organizations Client Advisory Board Member Organizations Client Advisory Board Member Organizations Client Advisory Board Member Organizations

Key Investment Highlights Market Leadership in Two Payroll and Human Resources Areas Employment and income verification Tax management services Diversified Client Base (no one client > 5% of revenue) Expectations for Our Business Model Revenue growth EPS growth (continuing operations) Strong gross and operating margins Strong operating cash flow

Revenue and Earnings Per Share Growth (Continuing Operations) 2002 2003 2004 2005 (E) Revenue (millions) $35.4 $115.9 $124.4 $154-156 EPS including non- operating charge $0.21 $0.53 $0.59 $0.65-0.66 EPS excluding non- operating charge $0.21 $0.53 $0.59 $0.79-0.80* Operating Margin 14.8% 16.8% 17.1% FYTD=19.3% Fiscal Years Ended March 31, * Excludes $0.14 non-operating charge related to SEC settlement EPS including SEC-related charge $ 0.65 to $ 0.66 Add back SEC-related charge $ 0.14 $ 0.14 EPS excluding SEC-related charge $ 0.79 to $ 0.80 NOTE: EPS amounts have been adjusted for a 3-for-2 stock split which became effective February 17th.

TALX Removes Paper for Payroll and HR TALX Removes Paper for Payroll and HR Employment Verification Requests Unemployment Claims and Tax Credit Applications Time Sheets and PTO Reports Job Applications W-2s Pay Checks and Pay Advises Pay Checks and Pay Advises Employment and Income Verification UC Claims Management UC Tax Planning and Tax Credit Services Paperless Pay Automated Hiring Process Automated Time Entry and Approval W-2 Distribution

Services and Market Share

In-house Versus Outsourced Payroll Percentage of Companies - By Employer Size # of employees In-house Outsourced Less than 250 -0.57 0.43 250 - 999 -0.5 0.5 1,000 - 9,999 -0.78 0.22 10,000 - plus -0.87 0.13 Source: William Blair & Company, 2003 Payroll Manager Survey Number of employees TALX addressable market

Market Share Leadership The Work Number Services - Verification of Employment and Income 104.1 million records live on the database from approx. 1,000 employers at Dec. 31, 2004 Verifiers include mortgage lenders, consumer finance, pre-employment screeners and social service agencies Tax Management Services UC eXpress-claims management - Manages unemployment claims using payroll data for approx. 6,000 clients UC eXpress-unemployment tax planning - Reduces unemployment taxes for our clients Tax credit services - Reduces state and federal taxes for our clients Sept The Work Number 39.1 Other 1.7 UCeXpress 59.2 TALX Revenue Mix Quarter Ended Dec. 31, 2004 Tax Management Services The Work Number Services Other 2%

Penetration of TALX Services into U.S. Employment Market 55% 49% 16% 15% 2% < 1% -- -- -- -- Market Penetration US Employment Market Source: US Census bureau and TALX estimates 31 million EEs 930 firms 7 million EEs 934 firms 36 million EEs 101,000 firms 20 million EEs 518,000 firms 21 million EEs 5 million firms 70% 56% 40% 41% 10% 3% < 1% < 1% -- -- The Work Number EEs Firms UC eXpress EEs Firms Direct sales Direct sales Strategic Alliances Strategic Alliances Strategic Alliances Market Approach Firm Size By Number of Employees > 10,000 EEs 5,000 - 9,999 100 - 4,999 20-99 < 20 EEs

The Work Number Suite of Services 39% of TALX Revenue (December 2004 Quarter) America's Leading Employment and Income Verification Service Database of Live Payroll Records Increased to 104.1 Million at December 31, 2004 Paperless Pay Paystub review Direct deposit maintenance Electronic Time-Entry and Reporting Automated Announcements W-2 Services Initial print and distribution Reissue and correction Candidate Screening Automated Hiring Services Electronic I-9 Processing/Compliance

The Work Number Services Employment and Income Verification Benefits Employers, Employees and Verifiers Reduces the cost for verifications Improves service to employees Enables employees to control salary release Expedites verifications - available 24/7 Reduces liability High Gross Margin Business For December 2004 quarter Gross margin = 73.1% >95% of transactions completed via the web

Other Outsourcers The Work Number Not Outsourced East 2.1 24.4 28.5 The Work Number Services Employment and Income Verification Market Position Leading Share Room for Growth Estimated market for employers with > 3,500 employees Source: TALX marketplace analysis (June 2004)

The Work Number Services Revenue History (in millions) Qtr 1 01 Qtr 2 01 Qtr 3 01 Qtr 4 01 Qtr 1 02 Qtr 2 02 Qtr 3 02 Qtr 4 02 Qtr 1 03 Qtr 2 03 Qtr 3 03 Qtr 4 03 Qtr 1 04 Qtr 2 04 Qtr 3 04 Qtr 4 04 Qtr 1 05 Qtr 2 05 Qtr 3 05 East 4.132 4.531 4.635 5.796 6.103 6.659 6.856 7.566 7.617 8.573 9.011 10.733 10.943 11.627 10.028 14.01 14.42 14.19 15.56

Mortgage index Records Revenue 3/31/1999 100 100 100 4/2/1999 100 100 100 4/9/1999 98.2 100 100 4/16/1999 106.9 100 100 4/23/1999 102.9 100 100 4/30/1999 106.6 100 100 5/7/1999 103.8 100 100 5/14/1999 93.1 100 100 5/21/1999 96.6 100 100 5/28/1999 96.6 100 100 6/4/1999 74.9 100 100 6/11/1999 95.8 100 100 6/18/1999 85.8 100 100 6/25/1999 85.2 100 100 7/2/1999 87.4 102.7 107.2 7/9/1999 60.7 102.7 107.2 7/16/1999 76.1 102.7 107.2 7/23/1999 73.7 102.7 107.2 7/30/1999 78.1 102.7 107.2 8/6/1999 74.5 106.6 107.2 8/13/1999 72 106.6 107.2 8/20/1999 70.7 106.6 107.2 8/27/1999 73.9 106.6 107.2 9/3/1999 63.7 117.8 107.2 9/10/1999 54.1 117.8 107.2 9/17/1999 64.8 117.8 107.2 9/24/1999 63 117.8 107.2 10/1/1999 69.4 124.9 119.5 10/8/1999 64.5 124.9 119.5 10/15/1999 60.1 124.9 119.5 10/22/1999 61.9 124.9 119.5 10/29/1999 66.6 124.9 119.5 11/5/1999 64.8 129.1 119.5 11/12/1999 61.6 129.1 119.5 11/19/1999 70.6 129.1 119.5 11/26/1999 44.3 129.1 119.5 12/3/1999 58.4 136 119.5 12/10/1999 56.5 136 119.5 12/17/1999 54.2 136 119.5 12/24/1999 39.1 136 119.5 12/31/1999 36.8 136 119.5 1/7/2000 51.5 139.1 141.4 1/14/2000 61.1 139.1 141.4 1/21/2000 57.6 139.1 141.4 1/28/2000 67.7 139.1 141.4 2/4/2000 75.8 140.7 141.4 2/11/2000 69.3 140.7 141.4 2/18/2000 68.4 140.7 141.4 2/25/2000 66.3 140.7 141.4 3/3/2000 78.4 151.9 141.4 3/10/2000 77.5 151.9 141.4 3/17/2000 77.5 151.9 141.4 3/24/2000 82.8 151.9 141.4 3/31/2000 76.7 151.9 141.4 4/7/2000 82.6 153.9 156.9 4/14/2000 78.9 153.9 156.9 4/21/2000 79.3 153.9 156.9 4/28/2000 78.7 153.9 156.9 5/5/2000 68.3 159.5 156.9 5/12/2000 65.2 159.5 156.9 5/19/2000 70.5 159.5 156.9 5/26/2000 64.6 159.5 156.9 6/2/2000 59.9 168.9 156.9 6/9/2000 56.3 168.9 156.9 6/16/2000 56.8 168.9 156.9 6/23/2000 56.6 168.9 156.9 6/30/2000 59 168.9 156.9 7/7/2000 55.2 173.5 172.1 7/14/2000 61.3 173.5 172.1 7/21/2000 58.1 173.5 172.1 7/28/2000 56.8 173.5 172.1 8/4/2000 60.4 180 172.1 8/11/2000 59.4 180 172.1 8/18/2000 55.9 180 172.1 8/25/2000 56.9 180 172.1 9/1/2000 58.5 185.2 172.1 9/8/2000 62.4 185.2 172.1 9/15/2000 61.2 185.2 172.1 9/22/2000 59.8 185.2 172.1 9/29/2000 62.2 185.2 172.1 10/6/2000 59.6 190.2 176 10/13/2000 61.5 190.2 176 10/20/2000 62 190.2 176 10/27/2000 64.7 190.2 176 11/3/2000 65.5 195.3 176 11/10/2000 69.1 195.3 176 11/17/2000 63.7 195.3 176 11/24/2000 63 195.3 176 12/1/2000 69.5 198.8 176 12/8/2000 73.6 198.8 176 12/15/2000 67.6 198.8 176 12/22/2000 64.3 198.8 176 12/29/2000 54.3 198.8 176 1/5/2001 87.4 202.8 220.1 1/12/2001 126.4 202.8 220.1 1/19/2001 108.2 202.8 220.1 1/26/2001 99.3 202.8 220.1 2/2/2001 117.9 205.6 220.1 2/9/2001 113.6 205.6 220.1 The Work Number Services TWN Revenue Compared to Mortgage Index and Records Source: Mortgage Bankers Assn.

The Work Number Services Transaction Revenue as a Percentage of Total TWN Revenue 1QFY03 2QFY03 3QFY03 4QFY03 1QFY04 2QFY04 3QFY04 4QFY04 1QFY05 2QFY05 3QFY05 Pre-employment 0.35 0.33 0.27 0.19 0.2 0.21 0.22 0.17 0.18 0.19 0.18 Consumer finance 0.12 0.14 0.16 0.16 0.15 0.16 0.16 0.17 0.16 0.21 0.21 Social services 0.06 0.05 0.05 0.05 0.06 0.07 0.1 0.08 0.13 0.08 0.08 Other verifications 0.04 0.04 0.03 0.03 0.05 0.05 0.05 0.04 0.05 0.05 0.05 Mortgage 0.3 0.35 0.38 0.33 0.41 0.4 0.34 0.29 0.35 0.34 0.35 Other Work Number services 0.13 0.09 0.11 0.24 0.13 0.11 0.13 0.25 0.13 0.13 0.13

Tax Management Services 59% of TALX Revenue (December 2004 Quarter) Manage Unemployment Claims Using Payroll Data for 6,000 Clients Hearings and appeals Activity reports for clients Multi-state requirements Reduce Our Clients' Unemployment Taxes Analyze merger, acquisitions and reorganizations Verify benefit charges Review rates Review claim losses More Than 80% of Revenue Paid Under Multi-year or Annual Contracts Reduce Our Clients' Federal and State Income Taxes Hiring tax credits - WOTC/WtW Other federal and state credits/incentives Tax Credit Services

Tax Management Services UC eXpress Market Position Payroll Processors TALX Employers Unity Jon Jay Others Not Outsourced East 53 88 11 6 25 113 Room for Growth Leading Share Total market is estimated to be $350 million Source: TALX marketplace analysis (June 2004)

Growth Strategy

Growth Drivers Organic Growth Initiatives The Work Number services Tax management services Cross-Selling Acquisitions

Organic Growth Initiatives The Work Number Services Add Records to the Database Direct sales Partner with payroll providers Grow Revenue in Excess of the Database Growth Regular price increases Add new verifiers - pre-employment, consumer finance, new industries Expand REACH within existing verifiers Vertical Expand usage in verifiers with multiple locations Integrate TWN services with verifier systems and processes Horizontal Identify additional usages within verifiers Add new applications

The I-9 eXpress Service Capabilities New I-9s online-no paper Search I-9s online Compliance reports Re-verification wizard DHS/SSA verification Client Benefits I-9s completed correctly Eliminate the need to store/maintain paper I-9s Re-verification alerts Measure compliance Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines

Organic Growth Initiatives Tax Management Services Include Fee Escalation Provisions in UC eXpress Contracts 5% per year on 3-year contracts 3% per year on 5-year contracts Unbundle Standard UC eXpress Services Claims contingencies Hearings Tax rate verifications New Applications e-Learning

Growth Strategy - Cross-Selling Sample: 170 of Our Top Clients Fiscal 2002 Fiscal 2003 Fiscal 2004 YTD Q3 FY05 One Service 112 78 61 59 Two Services 47 63 68 58 Three Services 7 22 27 36 Four Services 3 5 12 12 Five Services 0 1 1 4 Since Fiscal 2002: 93% increase in sample clients with more than one TALX service

Growth Strategy - Acquisitions Active but Disciplined Approach Acquisition Objectives Accretive to Earning Per Share Provide records for The Work Number database Same or complementary services Strong management Previous Acquisitions TBT Enterprises, Inc. (hiring tax credit services) - October 2004 Net Profit, Inc. (hiring tax credit services) - October 2004 Sheakley businesses - April 2004 Unemployment services business Employment verification business HireXpress - candidate screening and automated hiring services Johnson and Associates (unemployment services) - June 2003 The Frick Company (unemployment services) - March 2002 UC Division of Gates McDonald (unemployment services) - March 2002 Ti3, Inc. (FasTime - automated time entry and approval) - July 2001

Financial Highlights

Revenues 2001 2002 2003 2004 2005 - Guidance Revenue 30.1 35.4 115.9 124.4 155 Note: All amounts are from continuing operations and exclude the financial results of our former HRBAS business. This business was divested in April 2003.

Margins (1) We entered the Tax Management Services business with our March 2002 acquisitions of two unemployment cost management companies. Although lower gross margins in these businesses brought overall TALX gross margin down in Fiscal 2003, we have continued to grow our operating margins. Additionally, since these acquisitions, we have continued to improve our gross margin. FY2001 FY2002 FY2003 (1) FY2004 FYTD05Q3 Gross margin 0.56 0.611 0.548 0.572 0.589 FY2001 FY2002 FY2003 (1) FY2004 FYTD05Q3 The Work Number Services 0.677 0.657 0.658 0.701 0.721 Tax Management Services 0.486 0.484 0.497 FY2001 FY2002 FY2003 (1) FY2004 FYTD05Q3 Operating margin 0.125 0.148 0.168 0.171 0.193 Note: All amounts are from continuing operations and exclude the financial results of our former HRBAS business. This business was divested in April 2003.

Earnings From Continuing Operations excluding cumulative effect of accounting change FY2001 FY 2002 FY 2003 FY 2004 FY 2005 - guidance 0.15 0.21 0.53 0.59 0.795 FY2001 FY 2002 FY 2003 FY 2004 2.6 4.3 11.2 12.5 Diluted Earnings Per Share From Continuing Operations excluding non-operating charge and cumulative effect of accounting change Earnings Millions NOTE: EPS amounts have been adjusted for a 3-for-2 stock split which became effective February 17th. * Excludes $0.14 non-operating charge related to SEC settlement EPS including SEC-related charge $ 0.65 to $ 0.66 Add back SEC-related charge $ 0.14 $ 0.14 EPS excluding SEC-related charge $ 0.79 to $ 0.80

Cash Flow Components

Balance Sheet Components

Increasing Shareholder Value Stock Repurchase Program Repurchased more than 1 million shares during past four fiscal years Additional 694,000 shares authorized under repurchase program Dividend Program Quarterly dividends since September 2000 Increased quarterly dividends 33% during fiscal 2003 25% in fiscal 2004 20% in fiscal 2005 Currently $0.04 per quarter (adjusted for 3-for-2 stock split)

Baird Business Solutions Conference February 2005 TALX Corporation A Leader in Payroll/HR Outsourcing